UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

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AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

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Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)

Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: +353 1 485 1200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2018, Avadel Pharmaceuticals plc (the “Company”) announced that, effective as of March 22, 2018, Gregory J. Divis has been promoted to Executive Vice President and Chief Operating Officer, a newly created position at the Company. Since joining the Company in January 2017, Mr. Divis, age 51, has served as Executive Vice President and Chief Commercial Officer. Mr. Divis brings to his role at the Company more than 25 years of experience in the pharmaceutical industry, and in his new positions will continue to be responsible for managing commercial strategy and execution across all of the Company’s portfolio products. Prior to joining the Company, Mr. Divis served as an Operating Partner for Linden Capital, a middle-market healthcare-focused private equity firm from June 2015 to December 2016. Prior to Linden Capital, from June 2010 to November 2014 Mr. Divis was the President and Chief Executive Officer of K-V Pharmaceutical Company (“K-V”), a company engaged in the development of proprietary drug delivery systems and formulation technologies. On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization. Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014. Mr. Divis has also held such notable roles as President, Ther-Rx Corporation, Vice-President, Business Development & Lifecycle Management at Sanofi-Aventis and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. Mr. Divis is a graduate of the University of Iowa.

Mr. Divis entered into an employment agreement with the Company on September 5, 2017. A description of such employment agreement is set forth in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2017 and is incorporated herein by reference, and a copy of such employment agreement was set forth as Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2017 and is incorporated herein by reference.

Item 8.01	Other Events.

On March 22, 2018, the Company issued a press release announcing the promotion of Gregory J. Divis to Executive Vice President and Chief Operating Officer of the Company. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated March 22, 2018, issued by Avadel Pharmaceuticals plc (filed herewith)

99.2	Employment Agreement by and between Avadel Management Corporation and Gregory J. Divis dated September 5, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: March 22, 2018

Exhibit Index

99.1	Press release dated March 22, 2018, issued by Avadel Pharmaceuticals plc

99.2	Employment Agreement by and between Avadel Management Corporation and Gregory J. Divis dated September 5, 2017 (incorporated by reference to Exhibit 10.2 to the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2017).